SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 19, 1995


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                    68-0306514
(State or other                  (Commission          (I.R.S. Employer
jurisdiction of                  File Number)       Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:    (510) 283-8910

        The undersigned Registrant hereby amends its Report on Form 8-K, filed October 2, 1995, as follows:

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits. The registrant hereby amends Item 7 by deleting sub parts A and B in their entirety and replacing such sections with:

        (A)  Financial Statements

             Historical Summary of Gross Income and Direct Operating Expenses of 350 East Plumeria Drive (the Compression Labs Building) for the Year Ended December 31, 1994 (see
             Attachment A).

        (B)  Pro forma Financial Information

             Pro forma financial statements showing the effect resulting from the acquisitions of 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, the acquisition of Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995, and the sale of Cody Street Park, Building 6 on September 20, 1995 are being presented herein in columnar form (see Attachment B).


        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Donald A. Lorenz
                            Donald A. Lorenz
                            Executive Vice President and
                            Chief Financial Officer

Date:  November 30, 1995

                           Attachment A

                      350 East Plumeria Drive

              HISTORICAL SUMMARY OF GROSS INCOME AND
                     DIRECT OPERATING EXPENSES

                   Year Ended December 31, 1994


                             CONTENTS

Independent Auditors' Report                    1

Historical Summary of Gross Income
  and Direct Operating Expenses                 2

Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                 2-3

                   Independent Auditors' Report

The Board of Directors
Bedford Property Investors, Inc:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of 350 East Plumeria Drive (the Property) for the year ended December 31, 1994. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Bedford Property Investors, Inc.) and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of 350 East Plumeria Drive for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


San Francisco, California                  KPMG Peat Marwick LLP
October 11, 1995

                      350 East Plumeria Drive

                Historical Summary of Gross Income
                   and Direct Operating Expenses

                   Year Ended December 31, 1994

Revenues:

  Rental Income                              $904,298
  Common area reimbursement                   170,864
  Other                                           467
                                            1,075,629
Operating expenses:

  Real property tax                           155,093
  Repairs and maintenance                       3,700
  Insurance                                    15,771
  Administrative                                4,368
                                              178,932

Operating Income                             $896,697


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A. Property and Basis of Accounting

   The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of 350 East Plumeria Drive, a suburban industrial complex located in San Jose, California, with approximately 142,620 rentable square feet.

   In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

   The acquisition of the property may result in new valuation for purposes of determining future property tax assessments.

   Rental income is recognized on a straight line basis over the term of the related lease. For 1994, the aggregate rental income exceeded contractual rentals by $83,773.


B. Leases

   Minimum future rental receipts as of December 31, 1994 are as follows (in thousands):

               1995                     $  927
               1996                      1,113
               1997                      1,199
               1998                      1,284
               1999                      1,370
               Thereafter                2,740
                                        $8,633

   The minimum future rental payments shown above do not include obligations of 350 East Plumeria Drive's sole tenant under the term of its lease for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1994 are shown below. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to make distributions in order to maintain its REIT status. These dividends paid to the REIT shareholders are taxable to the shareholders upon distribution.

               Revenues (1)                    $991,856
               Operating expenses               178,932
               Cash available from operations   812,924
               Depreciation expense             135,894

               Taxable Income                  $677,030

(1) Excludes $83,773 which represents the excess of aggregate rental income on a straight-line basis over contractual rents.

                                   Attachment B


                         BEDFORD PROPERTY INVESTORS, INC.
                  Pro Forma Consolidated Statement of Operations
             For the Nine Months Ended September 30, 1995 (Unaudited)
                     (in thousands, except per share amounts)



                         Consoli-     Sale of      Pro Forma Pro Forma
                         dated        Properties   Cody St.  Adjust-   Consoli-
                         Historical   Acquired (1) Park (2)  ments     dated

Property operations:
 Rental income:           $8,052      $1,389       ($147)    (174)(3)  $9,120
 Rental expenses:
  Operating expenses       2,077         105         (14)      (2)(3)   2,166
  Real estate taxes          743         211         (24)     (10)(3)     920
   Depreciation and
    amortization           1,070         152         (45)      (6)(3)   1,171
   Provision for loss on real
    estate investment        630           -           -        -         630
  Income from property
    operations             3,532         921         (64)    (156)      4,233

General and administrative
  expense                 (1,018)          -           -        -      (1,018)
Interest income               56           -           -        -          56
Interest expense          (1,309)          -           -      972 (4)    (337)
  Income before
    loss on sales          1,261         921         (64)     816       2,934

Loss on sales of real estate
  investments                (12)          -         (49)       -         (61)

   Net income             $1,249        $921       ($113     $816      $2,873

Income (loss) applicable to
   common stockholders    $1,089        $921       ($113) $(2,399)(5)   ($502)

Income (loss) per common
   and common
   equivalent share        $0.18       $0.15      ($0.02)  ($0.39)     ($0.08)




See accompanying notes.

                                     BEDFORD PROPERTY INVESTORS, INC.
                              Pro Forma Consolidated Statement of Operations
                             For the Year Ended December 31, 1994 (Unaudited)
                                 (in thousands, except per share amounts)



                        Consoli-   Properties                  Properties   Sale of
                        dated      Previously   Acquired       Previously   Cody St.  Pro Forma    Pro Forma
                        Historical Acquired (6) Properties (7) Sold  (8)    Park (9)  Adjustments  Consolidated

Property operations:
  Rental income           $9,154      $2,066      $1,852         ($11)      ($206)    ($1,392) (6)   $11,463
  Rental expenses:
   Operating expenses      2,408         533         140          (50)        (21)       (253) (6)     2,757
   Real estate taxes         916         376         282           (6)        (33)       (169) (6)     1,366
   Depreciation and
     amortization          1,206         269         203          (13)        (60)       (157) (6)     1,448

  Income from property
    operations             4,624         888       1,227           58         (92)       (813)         5,892

  General and administrative
    expense               (1,309)          -           -            -           -           -         (1,309)
  Interest income             56           -           -            -           -           -             56
  Interest expense          (955)          -           -            -           -         450  (10)     (505)
    Income before gain (loss)
      on sales             2,416         888       1,227           58         (92)       (363)         4,134

    Gain (loss) on sales of real
      estate investments   1,193           -           -          (13)       (112)          -          1,068

    Net income            $3,609        $888      $1,227          $45       ($204)      ($363)        $5,202

  Income (loss) applicable to
    common stockholders   $3,609        $888      $1,227          $45       ($204)    ($4,863) (11)    $ 702

  Income per common and
    common equivalent
    share                  $0.59       $0.14       $0.20        $0.01      ($0.03)     ($0.79)         $0.12

See accompanying notes.



Notes to Pro Forma Consolidated Statement of Operations

(1) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 as if such transactions had occurred on January 1, 1995. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, and Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995.

     The combining historical statement of operations for the nine months ended September 30, 1995 for the acquired properties is as follows:

                                                 Ninety-
                                                   Ninth
                          350 East    Lackman     Street
                          Plumeria   Business  Buildings      Acquired
                             Drive     Center    1 and 2    Properties

     Rental income           $ 807      $ 261      $ 321        $1,389
     Operating expenses         18         53         34           105
     Real estate taxes         116         71         24           211
     Depreciation and
       amortization             89         27         36           152
     Income from property
       operations            $ 584      $ 110      $ 227         $ 921


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the nine months ended September 30, 1995. Depreciation has been calculated utilizing the straight-line method and an estimate useful life of 45 years.

(2) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Cody Street Park, Building 6 from January 1, 1995 through September 30, 1995 and the loss on the sale of this property as if the sale had occurred on January 1, 1995. The Company sold Cody Street Park, Building 6 on September 20, 1995. The unaudited pro forma consolidated statement of operation does not reflect the sale of the IBM Building which occurred on October 2, 1995.

(3) Adjusted to deduct the actual results of operations of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 from their respective dates of acquisitions to September 30, 1995, which results of operations are included in the Company's historical consolidated statement of operations. 350 East Plumeria Drive and Lackman Business Center were acquired on September 19, 1995, and Ninety-Ninth Street Buildings 1 and 2 were acquired on September 20, 1995.


(4) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restated and expanded credit facility. The acquisitions of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 are financed by the cash proceeds from (i) the sale of the Series A Convertible Preferred Stock (the "Preferred Stock") (after paying off the line of credit of $22,400 and a letter of credit of $600) (see note 5) and (ii) the sale of Cody Street Park, Building 6. As a result, for pro forma purposes, there is no borrowing under the credit facility during the nine months ended September 30, 1995.

(5) Reflects 9% dividends ($3,375) accrued to the preferred stockholders less historical dividends accrued of $160. The unaudited pro forma consolidated statement of operations reflects the $50 million sale of Preferred Stock as if such transaction had occurred on January 1, 1995. The sale of Preferred Stock was completed on September 18, 1995. The pro forma consolidated statement of operations has not been adjusted to reflect any interest income from the unutilized proceeds of the Preferred Stock offering. Such proceeds amount to $15,357.

(6) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court as if such transactions had occurred on January 1, 1994. The Company acquired Milpitas Town Center on August 11, 1994, Village Green on July 7, 1994, Dupont Industrial Center on May 24, 1994 and Mariner Court on January 5, 1994. The actual results of operations of Milpitas Town Center, Village Green and Dupont Industrial Center for the periods subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations. No pro forma adjustments are included for Mariner Court, which was acquired on January 5, 1994. The actual results of operations of this property from January 5, 1994 to December 31, 1994 reasonably approximate the pro forma results of operations for the year ended December 31, 1994.

     The combining historical statement of operations for the year ended December 31, 1994, for the following properties is:

                            Dupont                 Milpitas
                            Industrial  Village    Town
                            Center      Green      Center     Total

     Rental income          $ 814       $ 330      $ 922     $2,066
     Operating expenses       211          88        234        533
     Real estate taxes        279          24         73        376
     Depreciation and
       amortization           141          28        100        269
     Income from property
       operations           $ 183       $ 190      $ 515     $  888


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimate useful life of 45 years.

(7) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 as if such transactions had occurred on January 1, 1994. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, and Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995.

     The combining historical statement of operations for the year ended December 31, 1994 for these properties is as follows:

                                                 Ninety-
                                                   Ninth
                         350 East     Lackman     Street
                         Plumeria    Business  Buildings
                            Drive      Center    1 and 2     Total

     Rental income         $1,076      $  348     $  428    $1,852
     Operating expenses        24          71         45       140
     Real estate taxes        155          94         33       282
     Depreciation and
       amortization           118          37         48       203
     Income from property
       operations          $  779      $  146     $  302    $1,227


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimate useful life of 45 years.

(8) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Texas Bank North from January 1, 1994 through the date of sale. The statement also reflects the gain on the sale of this property as if the sale had occurred on January 1, 1994. The Company sold Texas Bank North on January 14, 1994.

(9) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operation of Cody Street Park, Building 6 from January 1, 1994 to December 31, 1994. The statement also reflects the loss on the sale of the property as if the sale had occurred on January 1, 1994; Cody Street Park, Building 6 was sold on September 20, 1995.
     The unaudited pro forma consolidated statement of operation does not reflect the sale of the IBM Building which occurred on October 2, 1995.

(10) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restated and expanded credit facility. The acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2, Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court are financed by the cash proceeds from (i) the sale of Preferred Stock (after paying off the line of credit of $3,621 and a letter of credit of $1,500) (see note 11) and (ii) the sale of Cody Street Park, Building 6 and Texas Bank North. As a result, for pro forma purposes, there is no borrowing under the credit facility during the year ended December 31, 1994.

(11) Reflects 9% dividends ($4,500) accrued to the preferred stockholders. The unaudited pro forma consolidated statement of operations reflects the $50 million Preferred Stock sale as if such transaction had occurred on January 1, 1994. The sale of Preferred Stock was completed on September 18, 1995. The pro forma consolidated statement of operations has not been adjusted to reflect any interest income from the unutilized proceeds of the Preferred Stock offering. Such proceeds amount to $18,761.